EXHIBIT A

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NAME OF FUND                                                     EXPENSE CAP          EFFECTIVE DATE       EXPENSE CAP TERM
                                                               (OF AVERAGE NET
                                                                   ASSETS)
------------------------------------------------------------ -------------------- ---------------------- --------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                0.60%            December 6, 2010       April 30, 2019
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First Trust Morningstar(R) Dividend Leaderssm Index Fund            0.45%           December 20, 2010       April 30, 2019
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First Trust Nasdaq-100 Equal Weighted Index(SM) Fund                0.60%            December 6, 2010       April 30, 2019
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First Trust Nasdaq-100 Technology Sector Index(SM) Fund             0.60%            December 6, 2010       April 30, 2019
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First Trust US Equity Opportunities ETF                             0.60%            January 3, 2011        April 30, 2019
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First Trust NYSE Arca Biotechnology Index Fund                      0.60%            January 3, 2011        April 30, 2019
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First Trust Capital Strength ETF                                    0.65%            January 3, 2011        April 30, 2019
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First Trust Dow Jones Internet Index(SM) Fund                       0.60%            December 6, 2010       April 30, 2019
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First Trust Nasdaq-100 ex-Technology Sector Index(SM) Fund          0.60%            December 6, 2010       April 30, 2019
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First Trust Nasdaq(R) Clean Edge(R) Green Energy Index Fund         0.60%            January 3, 2011        April 30, 2019
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First Trust Total US Market AlphaDEX ETF                            0.70%            December 6, 2010       April 30, 2019
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First Trust Value Line(R) Dividend Index Fund                       0.70%            January 3, 2011        April 30, 2019
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First Trust S&P REIT Index Fund                                     0.50%            December 6, 2010       April 30, 2019
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First Trust Natural Gas ETF                                         0.60%            January 20, 2011       April 30, 2019
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First Trust Water ETF                                               0.60%            December 6, 2010       April 30, 2019
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First Trust Chindia ETF                                             0.60%            January 3, 2011        April 30, 2019
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First Trust Value Line(R) 100 Exchange-Traded Fund                  0.70%            January 3, 2011        April 30, 2019
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First Trust Nasdaq(R) ABA Community Bank Index Fund                 0.60%            January 3, 2011        April 30, 2019
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